MFS(R) VARIABLE INSURANCE TRUST II (Formerly, MFS(R)/Sun Life Series Trust):

                          MFS(R) Money Market Portfolio

                        Supplement to Current Prospectus:

Effective immediately, the following is added to the Prospectus:


The fund has determined to continue to participate in the United States Department of Treasury's Temporary Guarantee Program for Money Market Funds (the Program) through April 30, 2009. The Program provides coverage upon liquidation of the fund to shareholders for amounts held in participating money market funds as of the close of business on September 19, 2008 subject to certain conditions and limitations. Payments made under the Program are limited to the amount available in the U.S Department of Treasury's Exchange Stabilization Fund at the time of the payments (as of September 30, 2008, approximately $50 billion). Participation in the Program does not guarantee a $1.00 net asset value upon redemption or liquidation of shares. The cost to participate in the Program will be borne by the fund (0.01% for participation in the Program from September 19, 2008 to December 18, 2008 and 0.015% for Participation in the Program from December 19, 2008 to April 30, 2009 based on the number of shares outstanding as of September 19, 2008), although generally only shareholder balances as of September 19, 2008 are covered by the Program. The Secretary of the Treasury may extend the Program for a period not to exceed the close of business on September 18, 2009. If the Treasury announces an extension of the Program, the Fund will consider whether to continue to participate in the Program at that time. For additional information about the Program, visit the U.S. Department of Treasury website at www.ustreas.gov.


                The date of this Supplement is December 9, 2008.